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                                                                    EXHIBIT 99.3

                           CONSENT OF JACK R. ALTHERR

     I, Jack R. Altherr, hereby consent to be named as a person about to become a director of Sunbelt Automotive Group, Inc. in the Registration Statement on Form S-1 to which this consent is attached as an exhibit.

                                          By:      /s/ JACK R. ALTHERR
                                            ------------------------------------
                                                      Jack R. Altherr

April 28, 1998